SCHEDULE 14C
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Schedule 14C Information
Information Statement Pursuant to Section 14(c)
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MML Series Investment Fund II
(Name of Registrant as Specified in its Charter)
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MML SERIES INVESTMENT FUND II
(the “Trust”)
1295 State Street
Springfield, MA 01111-0001
MML Inflation-Protected and Income Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
(collectively, the “Funds”)
INFORMATION STATEMENT
July 15, 2021
Important Notice Regarding the Availability of this Information Statement
This Information Statement is available at https://www.massmutual.com/funds
The Trustees of MML Series Investment Fund II (the “Trustees”) are distributing this Information Statement in connection with new Investment Sub-Subadvisory Agreements for each of the MML Inflation-Protected and Income Fund (“MML Inflation-Protected and Income”), MML Managed Bond Fund (“MML Managed Bond”), and MML Short-Duration Bond Fund (“MML Short-Duration Bond”) (each a “New Sub-Subadvisory Agreement” and collectively, the “New Sub-Subadvisory Agreements”) between Barings, LLC (“Barings”) (in its capacity as the investment subadviser to the Funds) and its affiliate, Baring International Investment Limited (“BIIL”). This Information Statement explains why the Trustees approved Barings’ entering into the New Sub-Subadvisory Agreements with BIIL on behalf of each Fund. In addition, this Information Statement describes generally the terms of each New Sub-Subadvisory Agreement. This Information Statement is being delivered to shareholders of record as of June 18, 2021 on or about July 15, 2021.
As required by an Exemptive Order that MML Investment Advisers, LLC (“MML Advisers” or the “Adviser”), investment adviser to each Fund, has received from the Securities and Exchange Commission to permit the Adviser to change subadvisers or hire new subadvisers for one or more funds from time to time without obtaining shareholder approval, subject to approval by a fund’s shareholders of this arrangement, the Funds are distributing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
Trustee Approval of the New Sub-Subadvisory Agreements
At a meeting of the Trustees held on March 17, 2021, the Trustees, including a majority of the Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), approved New Sub-Subadvisory Agreements between Barings and BIIL, an investment adviser registered with the SEC, pursuant to which BIIL would provide certain investment advisory services in respect of each Fund. The Trustees considered that there would be no change in the services provided in respect of each Fund as a result of the implementation of the New Sub-Subadvisory Agreements. The Trustees noted that the New Sub-Subadvisory Agreements would facilitate Barings utilizing the research and investment capabilities of BIIL in support of each Fund’s investment allocation to emerging markets corporate debt securities.
The Trustees also discussed with MML Advisers and considered a wide range of information about, among other things, that the New Sub-Subadvisory Agreements would not result in any changes in the fees payable by the Funds or MML Advisers and that the services provided would continue to be subject to the supervision of Barings. The Trustees concluded that each New Sub-Subadvisory Agreement is in the best interests of the applicable Fund and its respective shareholders.
After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve each New Sub-Subadvisory Agreement. Prior to the vote being taken to approve the New Sub-Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of each New Sub-Subadvisory

Agreement. During the executive session, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.
Description of the New Sub-Subadvisory Agreements
Appendices A to C to this Information Statement contain the New Sub-Subadvisory Agreements. While the next several paragraphs briefly summarize some important provisions of each New Sub-Subadvisory Agreement, you should read Appendices A to C for a complete understanding of the New Sub-Subadvisory Agreements.
Each New Sub-Subadvisory Agreement provides that BIIL, under the Trustees’, the Adviser’s, and Barings’ supervision, will, among other things, make discretionary investment decisions to purchase, sell, or otherwise dispose of securities and other investments for each respective Fund and arrange for the purchase, sale, or other disposition of securities and other investments for each respective Fund, including the timing of such purchase, sale, or other disposition, and agrees to perform its duties and functions under each New Sub-Subadvisory Agreement in accordance with (i) the 1940 Act and any rules and regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the Trust’s Agreement and Declaration of Trust and Bylaws; (iv) policies and determinations of the Board; (v) each Fund’s fundamental and non-fundamental policies and investment restrictions as set forth in its registration statement or as may be amended; and (vi) each Fund’s then-current prospectus and statement of additional information.
Each New Sub-Subadvisory Agreement provides that BIIL will not be liable to Barings, except in the event of BIIL’s willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its obligations or duties under each New Sub-Subadvisory Agreement.
The advisory fee rate paid by each Fund’s shareholders is unchanged. The advisory fee rate for MML Inflation-Protected and Income will continue to be 0.60% on the first $100 million of the Fund’s average daily net assets, 0.55% on the next $200 million, 0.50% on the next $200 million, and 0.45% on assets in excess of $500 million. The advisory fee rate for MML Managed Bond will continue to be 0.50% on the first $100 million of the Fund’s average daily net assets, 0.45% on the next $200 million, 0.40% on the next $200 million, and 0.35% on assets in excess of $500 million. The advisory fee rate for MML Short-Duration Bond will continue to be 0.35% on the first $300 million of the Fund’s average daily net assets and 0.30% on assets in excess of $300 million.
Information About the Ownership of the New Sub-Subadviser
The following description of BIIL was provided to the Trust by Barings.
Baring International Investment Limited (“BIIL”) serves as a sub-subadviser and, subject to the supervision of Barings, is authorized to conduct securities transactions on behalf of each Fund. BIIL is a wholly-owned subsidiary of Barings and its address is 20 Old Bailey, London, EC4M 7BF, United Kingdom. Barings has provided investment advice to individual and institutional investors for more than 75 years and, with its subsidiaries, had assets under management as of April 30, 2021, of approximately $19.7 billion.
The following are the names, principal occupations and addresses of the principal executive officers and each director of BIIL.
Name	Title	Address
Jill Dinerman	Director	300 South Tryon Street, Suite 2500 Charlotte, NC 28202
Sheldon M. Francis	Director	300 South Tryon Street, Suite 2500 Charlotte, NC 28202
Patrick Hoefling	Director	300 South Tryon Street, Suite 2500 Charlotte, NC 28202
Julian Timothy Swayne	Director	20 Old Bailey London, EC4M 7BF, United Kingdom
Amy Callow	Secretary	300 South Tryon Street, Suite 2500 Charlotte, NC 28202

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Other Information
Adviser’s Address. The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111-0001. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).
Principal Underwriter, Administrator, and Subadministrators. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111-0001. MML Distributors, LLC is a wholly-owned subsidiary of MassMutual. The Adviser serves as the administrator of the Funds. State Street Bank and Trust Company, which is located at 1 Iron Street, Boston, Massachusetts 02210, and MassMutual, located at 1295 State Street, Springfield, Massachusetts 01111-0001, each serve as a subadministrator of the Funds.
Annual and Semiannual Reports. The Trust has previously sent its Annual and Semiannual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 1295 State Street, Springfield, Massachusetts 01111-0001 or by calling 1-888-309-3539.
Outstanding Shares. Appendixes D to F to this Information Statement list the total number of shares outstanding as of June 18, 2021 for each class of each Fund’s shares. The Trust was established by MassMutual for the purpose of providing a vehicle for the investment of various separate accounts of MassMutual and its life insurance subsidiaries, including MML Bay State Life Insurance Company (“MML Bay State”) and C.M. Life Insurance Company (“C.M. Life”). Shares of the Funds and shares of other Funds in the Trust are offered solely to (other than certain funds of funds) separate accounts established by MassMutual and its life insurance company subsidiaries but are not offered to the general public.
WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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Appendix A
SUB-SUB-ADVISORY AGREEMENT
This SUB-SUB-ADVISORY AGREEMENT, dated as of May 1, 2021 (the “Agreement”), is made by and between BARINGS LLC, a Delaware limited liability company (the “Sub-Adviser”), and BARING INTERNATIONAL INVESTMENT LIMITED, a private limited company incorporated under the laws of England and Wales (the “Sub-Sub-Adviser”).
WHEREAS, the MML Inflation-Protected Bond Fund (now known as the MML Inflation-Protected and Income Fund (the “Fund”) is a series of MML Series Investment Fund II (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, Massachusetts Mutual Life Insurance Company (“MassMutual”) and Babson Capital Management LLC (now known as Barings LLC) entered into an Investment Sub-Advisory Agreement (the “Investment Sub-Advisory Agreement”), effective as of May 1, 2005, as amended, relating to the Fund;
WHEREAS, MassMutual assigned the Investment Sub-Advisory Agreement to its wholly-owned affiliate, MML Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”), effective April 1, 2014;
WHEREAS, the Sub-Adviser wishes to delegate certain investment management services to the Sub-Sub-Adviser with respect to the Fund, and the Sub-Sub-Adviser is willing to furnish such services to the Sub-Adviser with respect to the Fund upon the terms and conditions set forth below; and
WHEREAS, the Adviser and the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of Trust, as determined in accordance with the 1940 Act (the “Disinterested Trustees”), have approved of the delegation to the Sub-Sub-Adviser to provide the investment management services contemplated herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Sub-Adviser and the Sub-Sub-Adviser agree as follows:
SECTION 1. Appointment and Duties of Sub-Sub-Adviser.
(a)
Subject to the direction and oversight of the Sub-Adviser, the Sub-Adviser hereby appoints the Sub-Sub-Adviser, and the Sub-Sub-Adviser accepts the appointment and undertakes to provide the services contemplated herein, pursuant to the terms and conditions described herein.

(b)
The Sub-Sub-Adviser agrees during the term of this Agreement to:

(i) supervise the investment activities of the Fund;
(ii) continuously manage the Fund in a manner consistent with the investment objectives, policies and restrictions as set forth in the Fund’s Prospectus and Statement of Additional Information and any other governing documents such as Fund specific procedures, as they may be amended from time to time;
(iii) determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, including the placing of purchase and sale orders on behalf of the Fund, as necessary or appropriate, and consistent with all relevant Barings global policies including but not limited to those related to investment allocation, best execution and other brokerage practices;
(iv) render periodic reports to the Sub-Adviser as it may reasonably request regarding the Fund’s investment program with respect to the Fund and the services provided by the Sub-Sub-Adviser hereunder;
(v) make and maintain for the required period all records required to be made under the 1940 Act, and the rules thereunder relating to transactions with respect to the Fund effected by the

Sub-Sub-Adviser, except to the extent such records are made or maintained by the Sub-Adviser. The Sub-Sub-Adviser shall make available to the Sub-Adviser all such records maintained by the Sub-Sub-Adviser upon reasonable request; and
(vi) comply with all applicable laws, rules and regulations in the discharge of its obligations hereunder, specifically including but not limited those under the 1940 Act.
SECTION 2. Transactions with Affiliates. The Sub-Sub-Adviser is only authorized by the Sub-Adviser on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law and relevant Fund procedures, to purchase and/or sell securities and other instruments which the Sub-Sub-Adviser or any of its affiliates underwrites, deals in, makes a market in and/or for the issuer thereof performs or seeks to perform investment banking or other services. The Sub-Sub-Adviser has been further authorized, to the extent permitted by applicable law and relevant Fund procedures, to select brokers (including any brokers affiliated with the Sub-Sub-Adviser) for the execution of trades on behalf of the Fund.
SECTION 3. Execution, Dealing and Research. In selecting brokers to make purchases and sales for the Fund, the Sub-Sub-Adviser will choose those brokers who provide best execution to the Fund in compliance with Barings Global Best Execution Policy and the Fund’s execution policies. The Sub-Sub-Adviser may combine transactions for the Fund and transactions for the Sub-Sub-Adviser’s delegates, connected customers and/or other customers to the extent permitted by applicable law. In managing the assets of Fund, the Sub-Sub-Adviser may purchase certain research, statistical and other information and assistance from brokers on an execution only basis. All research obtained by the Sub-Sub-Adviser will be paid for by the Sub-Sub-Adviser and will be in accordance with the terms of the Barings Global Research and Corporate Access Policy and Procedures, applicable law and relevant Fund procedures.
SECTION 4. Non-Exclusive Agreement. The services of the Sub-Sub-Adviser under this Agreement are not exclusive, and the Sub-Sub-Adviser and any of its affiliates or related persons shall be free to render similar services or other services to others. Without limiting the generality of the foregoing, the Sub-Sub-Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Sub-Adviser or a Fund or may involve substantial time and resources from the Sub-Sub-Adviser.
SECTION 5. Fee. As compensation for the services described in Section 1, the Sub-Adviser shall pay to the Sub-Sub-Adviser a portion of the sub-advisory fees it receives from the Adviser, in an amount in U.S. dollars as set forth in Schedule A to this Agreement, as it may be amended from time to time (the “Fee”). Such Fee shall be paid to the Sub-Sub-Adviser within ten business days after the end of each calendar month. To the extent that the sub-advisory fee payable to the Sub-Adviser by the Adviser is decreased, the Fee will be proportionately decreased.
For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.
SECTION 6. Expenses. The Sub-Sub-Adviser shall be responsible for the costs and expenses associated with the provision of the services contemplated herein; provided, however, that the Fund shall be responsible for the cost associated with the purchase or sale of any security or investment contract or other instrument for the Fund’s portfolio and the fees, expenses and costs associated with all other aspects of the Fund’s operations.
SECTION 7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Sub-Sub-Adviser or any of its officers, directors or employees, the Sub-Sub-Adviser shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or investment contract or other instrument for the Fund’s portfolio.

SECTION 8. Term and Approval. (a)  This Agreement shall become effective upon approval by the Board, including a majority of Disinterested Trustees, and shall remain in full force for the two-year period from the effective date unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually by the Board, including a majority of the Disinterested Trustees.
(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act). This Agreement may be terminated at any time without the payment of any penalty by the Trust, the Sub-Adviser or the Sub-Sub-Adviser on sixty (60) days written notice to the other parties. The Trust may effect termination at any time with respect to the Fund by action of the Board or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, accompanied by appropriate notice, or, by written notice with immediate effect, if the Adviser or the Board determines for any reason that such termination is necessary for the protection of the Fund, including without limitation a determination by the Adviser or the Board that there is a breach of an obligation or duty under this Agreement.
(c) This Agreement shall terminate automatically and immediately upon termination of the Investment Sub-Advisory Agreement between the Sub-Adviser and the Trust.
(d) Termination of this Agreement shall not affect the right of the Sub-Sub-Adviser to receive payment on any unpaid balance of the compensation described in Section 5 above earned prior to such termination.
SECTION 9. Representations and Warranties. (a) The Sub-Sub-Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Sub-Sub-Adviser agrees to maintain effective all material registration, authorizations and licenses required for the performance of its duties hereunder, as the case may be, until the termination of this Agreement.
(b) The Sub-Sub-Adviser represents that it is also regulated by the Financial Conduct Authority of the United Kingdom (“FCA”) in the conduct of its investment business. The Sub-Sub-Adviser has in operation written procedures in accordance with the rules, evidential provisions and guidance made by the FCA under the Financial Services and Markets Act 2000 (as set out in the FCA Handbook and any directly applicable European Union financial services legislation or rules applicable to the Sub-Sub-Adviser) (“FCA Rules”) for the effective consideration and proper handling of complaints from customers. Any complaint by the Sub-Adviser, the Trust or any Fund should be sent to the Chief Compliance Officer of the Sub-Sub-Adviser.
(c) The Sub-Sub-Adviser is required by the FCA Rules to make certain disclosures and seek certain consents in its terms of business with its clients. These have been provided to the Sub-Adviser as applicable. The acceptance by the Sub-Sub-Adviser of its appointment and performance of its obligations hereunder is expressly conditioned upon the ongoing acceptance by the Sub-Adviser of such disclosures.
SECTION 10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder shall not thereby be affected.
SECTION 11. Notices. Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and, if other than routine business correspondence, delivered by (i) confirmed facsimile, (ii) registered or certified mail or United States Postal Service Express Mail, (iii) a nationally recognized overnight courier, (iv) hand, or (v) e-mail (so long as a receipt for such e-mail is requested and received). Such writing shall be addressed to a party as set forth below, or to such other address as a party may from time to time designate in any notice. Any notice given hereunder shall be effective upon receipt.
If to the Sub-Adviser:
Barings LLC
300 S. Tryon Street, Suite 2500
Charlotte, NC 28202

Attention: Jill Dinerman
Email: jill.dinerman@barings.com
With a copy to:
Email: corporatesecretary@barings.com
If to the Sub-Sub-Adviser:
Baring International Investment Limited
20 Old Bailey
London EC4M 7BF
Attention: Nicholas Evans
Email: nicholas.evans@barings.com
With a copy to:
Email: BaringslegalEurope@barings.com
SECTION 12.Disclaimer. The Sub-Sub-Adviser acknowledges and agrees that (i) this Agreement has been executed by officers of the Sub-Adviser in their capacity as officers, and not individually, (ii) the shareholders, trustees, officers, employees and other agents of the Sub-Adviser shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.
SECTION 13. Amendments. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law and the prior written approval of the Adviser and the Board.
SECTION 14. Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the Commonwealth of Massachusetts applicable to contracts made and to be performed in that state.
SECTION 15. Force Majeure. The Sub-Sub-Adviser shall not be liable for the nonperformance of its obligations hereunder by reason of any cause beyond its reasonable control, including, but not limited to, any breakdown or failure of transmission or communication or computer facilities, postal or other strikes or similar industrial action, and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations.
SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
[Remainder of page intentionally left blank]

SIGNATURE PAGE
IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as a deed the day and year first above written.
EXECUTED and DELIVERED as a DEED by
BARINGS LLC
acting by:
By:
/s/ David Mihalick

Name:
David Mihalick

Title:
Managing Director

EXECUTED and DELIVERED as a DEED by
BARING INTERNATIONAL INVESTMENT LIMITED
acting by:
By:
/s/ Omotunde Lawal

Name:
Omotunde Lawal

Title:
Managing Director

Schedule A
Fee
As compensation for the services rendered by the Sub-Sub-Adviser, the Sub-Adviser will pay to the Sub-Sub-Adviser a portion of the sub-advisory fee it receives from the Adviser, in an amount in U.S. dollars equal to the following percentage of such sub-advisory fee with respect to the Fund:        %.

Appendix B
SUB-SUB-ADVISORY AGREEMENT
This SUB-SUB-ADVISORY AGREEMENT, dated as of May 1, 2021 (the “Agreement”), is made by and between BARINGS LLC, a Delaware limited liability company (the “Sub-Adviser”), and BARING INTERNATIONAL INVESTMENT LIMITED, a private limited company incorporated under the laws of England and Wales (the “Sub-Sub-Adviser”).
WHEREAS, the MML Managed Bond Fund (the “Fund”) is a series of MML Series Investment Fund II (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, Massachusetts Mutual Life Insurance Company (“MassMutual”) and Babson Capital Management LLC (now known as Barings LLC) entered into an Investment Sub-Advisory Agreement (the “Investment Sub-Advisory Agreement”), effective as of May 1, 2005, as amended, relating to the Fund;
WHEREAS, MassMutual assigned the Investment Sub-Advisory Agreement to its wholly-owned affiliate, MML Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”), effective April 1, 2014;
WHEREAS, the Sub-Adviser wishes to delegate certain investment management services to the Sub-Sub-Adviser with respect to the Fund, and the Sub-Sub-Adviser is willing to furnish such services to the Sub-Adviser with respect to the Fund upon the terms and conditions set forth below; and
WHEREAS, the Adviser and the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of Trust, as determined in accordance with the 1940 Act (the “Disinterested Trustees”), have approved of the delegation to the Sub-Sub-Adviser to provide the investment management services contemplated herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Sub-Adviser and the Sub-Sub-Adviser agree as follows:
SECTION 1. Appointment and Duties of Sub-Sub-Adviser.
(a)
Subject to the direction and oversight of the Sub-Adviser, the Sub-Adviser hereby appoints the Sub-Sub-Adviser, and the Sub-Sub-Adviser accepts the appointment and undertakes to provide the services contemplated herein, pursuant to the terms and conditions described herein.

(b)
The Sub-Sub-Adviser agrees during the term of this Agreement to:

(i) supervise the investment activities of the Fund;
(ii) continuously manage the Fund in a manner consistent with the investment objectives, policies and restrictions as set forth in the Fund’s Prospectus and Statement of Additional Information and any other governing documents such as Fund specific procedures, as they may be amended from time to time;
(iii) determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, including the placing of purchase and sale orders on behalf of the Fund, as necessary or appropriate, and consistent with all relevant Barings global policies including but not limited to those related to investment allocation, best execution and other brokerage practices;
(iv) render periodic reports to the Sub-Adviser as it may reasonably request regarding the Fund’s investment program with respect to the Fund and the services provided by the Sub-Sub-Adviser hereunder;
(v) make and maintain for the required period all records required to be made under the 1940 Act, and the rules thereunder relating to transactions with respect to the Fund effected by the

Sub-Sub-Adviser, except to the extent such records are made or maintained by the Sub-Adviser. The Sub-Sub-Adviser shall make available to the Sub-Adviser all such records maintained by the Sub-Sub-Adviser upon reasonable request; and
(vi) comply with all applicable laws, rules and regulations in the discharge of its obligations hereunder, specifically including but not limited those under the 1940 Act.
SECTION 2. Transactions with Affiliates. The Sub-Sub-Adviser is only authorized by the Sub-Adviser on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law and relevant Fund procedures, to purchase and/or sell securities and other instruments which the Sub-Sub-Adviser or any of its affiliates underwrites, deals in, makes a market in and/or for the issuer thereof performs or seeks to perform investment banking or other services. The Sub-Sub-Adviser has been further authorized, to the extent permitted by applicable law and relevant Fund procedures, to select brokers (including any brokers affiliated with the Sub-Sub-Adviser) for the execution of trades on behalf of the Fund.
SECTION 3. Execution, Dealing and Research. In selecting brokers to make purchases and sales for the Fund, the Sub-Sub-Adviser will choose those brokers who provide best execution to the Fund in compliance with Barings Global Best Execution Policy and the Fund’s execution policies. The Sub-Sub-Adviser may combine transactions for the Fund and transactions for the Sub-Sub-Adviser’s delegates, connected customers and/or other customers to the extent permitted by applicable law. In managing the assets of Fund, the Sub-Sub-Adviser may purchase certain research, statistical and other information and assistance from brokers on an execution only basis. All research obtained by the Sub-Sub-Adviser will be paid for by the Sub-Sub-Adviser and will be in accordance with the terms of the Barings Global Research and Corporate Access Policy and Procedures, applicable law and relevant Fund procedures.
SECTION 4. Non-Exclusive Agreement. The services of the Sub-Sub-Adviser under this Agreement are not exclusive, and the Sub-Sub-Adviser and any of its affiliates or related persons shall be free to render similar services or other services to others. Without limiting the generality of the foregoing, the Sub-Sub-Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Sub-Adviser or a Fund or may involve substantial time and resources from the Sub-Sub-Adviser.
SECTION 5. Fee. As compensation for the services described in Section 1, the Sub-Adviser shall pay to the Sub-Sub-Adviser a portion of the sub-advisory fees it receives from the Adviser, in an amount in U.S. dollars as set forth in Schedule A to this Agreement, as it may be amended from time to time (the “Fee”). Such Fee shall be paid to the Sub-Sub-Adviser within ten business days after the end of each calendar month. To the extent that the sub-advisory fee payable to the Sub-Adviser by the Adviser is decreased, the Fee will be proportionately decreased.
For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.
SECTION 6. Expenses. The Sub-Sub-Adviser shall be responsible for the costs and expenses associated with the provision of the services contemplated herein; provided, however, that the Fund shall be responsible for the cost associated with the purchase or sale of any security or investment contract or other instrument for the Fund’s portfolio and the fees, expenses and costs associated with all other aspects of the Fund’s operations.
SECTION 7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Sub-Sub-Adviser or any of its officers, directors or employees, the Sub-Sub-Adviser shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or investment contract or other instrument for the Fund’s portfolio.

SECTION 8. Term and Approval. (a) This Agreement shall become effective upon approval by the Board, including a majority of Disinterested Trustees, and shall remain in full force for the two-year period from the effective date unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually by the Board, including a majority of the Disinterested Trustees.
(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act). This Agreement may be terminated at any time without the payment of any penalty by the Trust, the Sub-Adviser or the Sub-Sub-Adviser on sixty (60) days written notice to the other parties. The Trust may effect termination at any time with respect to the Fund by action of the Board or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, accompanied by appropriate notice, or, by written notice with immediate effect, if the Adviser or the Board determines for any reason that such termination is necessary for the protection of the Fund, including without limitation a determination by the Adviser or the Board that there is a breach of an obligation or duty under this Agreement.
(c) This Agreement shall terminate automatically and immediately upon termination of the Investment Sub-Advisory Agreement between the Sub-Adviser and the Trust.
(d) Termination of this Agreement shall not affect the right of the Sub-Sub-Adviser to receive payment on any unpaid balance of the compensation described in Section 5 above earned prior to such termination.
SECTION 9. Representations and Warranties. (a) The Sub-Sub-Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Sub-Sub-Adviser agrees to maintain effective all material registration, authorizations and licenses required for the performance of its duties hereunder, as the case may be, until the termination of this Agreement.
(b) The Sub-Sub-Adviser represents that it is also regulated by the Financial Conduct Authority of the United Kingdom (“FCA”) in the conduct of its investment business. The Sub-Sub-Adviser has in operation written procedures in accordance with the rules, evidential provisions and guidance made by the FCA under the Financial Services and Markets Act 2000 (as set out in the FCA Handbook and any directly applicable European Union financial services legislation or rules applicable to the Sub-Sub-Adviser) (“FCA Rules”) for the effective consideration and proper handling of complaints from customers. Any complaint by the Sub-Adviser, the Trust or any Fund should be sent to the Chief Compliance Officer of the Sub-Sub-Adviser.
(c) The Sub-Sub-Adviser is required by the FCA Rules to make certain disclosures and seek certain consents in its terms of business with its clients. These have been provided to the Sub-Adviser as applicable. The acceptance by the Sub-Sub-Adviser of its appointment and performance of its obligations hereunder is expressly conditioned upon the ongoing acceptance by the Sub-Adviser of such disclosures.
SECTION 10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder shall not thereby be affected.
SECTION 11. Notices. Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and, if other than routine business correspondence, delivered by (i) confirmed facsimile, (ii) registered or certified mail or United States Postal Service Express Mail, (iii) a nationally recognized overnight courier, (iv) hand, or (v) e-mail (so long as a receipt for such e-mail is requested and received). Such writing shall be addressed to a party as set forth below, or to such other address as a party may from time to time designate in any notice. Any notice given hereunder shall be effective upon receipt.
If to the Sub-Adviser:
Barings LLC
300 S. Tryon Street, Suite 2500
Charlotte, NC 28202

Attention: Jill Dinerman
Email: jill.dinerman@barings.com
With a copy to:
Email: corporatesecretary@barings.com
If to the Sub-Sub-Adviser:
Baring International Investment Limited
20 Old Bailey
London EC4M 7BF
Attention: Nicholas Evans
Email: nicholas.evans@barings.com
With a copy to:
Email: BaringslegalEurope@barings.com
SECTION 12. Disclaimer. The Sub-Sub-Adviser acknowledges and agrees that (i) this Agreement has been executed by officers of the Sub-Adviser in their capacity as officers, and not individually, (ii) the shareholders, trustees, officers, employees and other agents of the Sub-Adviser shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.
SECTION 13. Amendments. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law and the prior written approval of the Adviser and the Board.
SECTION 14. Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the Commonwealth of Massachusetts applicable to contracts made and to be performed in that state.
SECTION 15. Force Majeure. The Sub-Sub-Adviser shall not be liable for the nonperformance of its obligations hereunder by reason of any cause beyond its reasonable control, including, but not limited to, any breakdown or failure of transmission or communication or computer facilities, postal or other strikes or similar industrial action, and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations.
SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
[Remainder of page intentionally left blank]

SIGNATURE PAGE
IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as a deed the day and year first above written.
EXECUTED and DELIVERED as a DEED by
BARINGS LLC
acting by:
By:
/s/ David Mihalick

Name:
David Mihalick

Title:
Managing Director

EXECUTED and DELIVERED as a DEED by
BARING INTERNATIONAL INVESTMENT LIMITED
acting by:
By:
/s/ Omotunde Lawal

Name:
Omotunde Lawal

Title:
Managing Director

Schedule A
Fee
As compensation for the services rendered by the Sub-Sub-Adviser, the Sub-Adviser will pay to the Sub-Sub-Adviser a portion of the sub-advisory fee it receives from the Adviser, in an amount in U.S. dollars equal to the following percentage of such sub-advisory fee with respect to the Fund:        %.

Appendix C
SUB-SUB-ADVISORY AGREEMENT
This SUB-SUB-ADVISORY AGREEMENT, dated as of May 1, 2021 (the “Agreement”), is made by and between BARINGS LLC, a Delaware limited liability company (the “Sub-Adviser”), and BARING INTERNATIONAL INVESTMENT LIMITED, a private limited company incorporated under the laws of England and Wales (the “Sub-Sub-Adviser”).
WHEREAS, the MML Short-Duration Bond Fund (the “Fund”) is a series of MML Series Investment Fund II (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, Massachusetts Mutual Life Insurance Company (“MassMutual”) and Babson Capital Management LLC (now known as Barings LLC) entered into an Investment Sub-Advisory Agreement (the “Investment Sub-Advisory Agreement”), effective as of May 1, 2010, as amended, relating to the Fund;
WHEREAS, MassMutual assigned the Investment Sub-Advisory Agreement to its wholly-owned affiliate, MML Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”), effective April 1, 2014;
WHEREAS, the Sub-Adviser wishes to delegate certain investment management services to the Sub-Sub-Adviser with respect to the Fund, and the Sub-Sub-Adviser is willing to furnish such services to the Sub-Adviser with respect to the Fund upon the terms and conditions set forth below; and
WHEREAS, the Adviser and the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of Trust, as determined in accordance with the 1940 Act (the “Disinterested Trustees”), have approved of the delegation to the Sub-Sub-Adviser to provide the investment management services contemplated herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Sub-Adviser and the Sub-Sub-Adviser agree as follows:
SECTION 1. Appointment and Duties of Sub-Sub-Adviser.
(a)
Subject to the direction and oversight of the Sub-Adviser, the Sub-Adviser hereby appoints the Sub-Sub-Adviser, and the Sub-Sub-Adviser accepts the appointment and undertakes to provide the services contemplated herein, pursuant to the terms and conditions described herein.

(b)
The Sub-Sub-Adviser agrees during the term of this Agreement to:

(i) supervise the investment activities of the Fund;
(ii) continuously manage the Fund in a manner consistent with the investment objectives, policies and restrictions as set forth in the Fund’s Prospectus and Statement of Additional Information and any other governing documents such as Fund specific procedures, as they may be amended from time to time;
(iii) determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, including the placing of purchase and sale orders on behalf of the Fund, as necessary or appropriate, and consistent with all relevant Barings global policies including but not limited to those related to investment allocation, best execution and other brokerage practices;
(iv) render periodic reports to the Sub-Adviser as it may reasonably request regarding the Fund’s investment program with respect to the Fund and the services provided by the Sub-Sub-Adviser hereunder;
(v) make and maintain for the required period all records required to be made under the 1940 Act, and the rules thereunder relating to transactions with respect to the Fund effected by the

Sub-Sub-Adviser, except to the extent such records are made or maintained by the Sub-Adviser. The Sub-Sub-Adviser shall make available to the Sub-Adviser all such records maintained by the Sub-Sub-Adviser upon reasonable request; and
(vi) comply with all applicable laws, rules and regulations in the discharge of its obligations hereunder, specifically including but not limited those under the 1940 Act.
SECTION 2. Transactions with Affiliates. The Sub-Sub-Adviser is only authorized by the Sub-Adviser on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law and relevant Fund procedures, to purchase and/or sell securities and other instruments which the Sub-Sub-Adviser or any of its affiliates underwrites, deals in, makes a market in and/or for the issuer thereof performs or seeks to perform investment banking or other services. The Sub-Sub-Adviser has been further authorized, to the extent permitted by applicable law and relevant Fund procedures, to select brokers (including any brokers affiliated with the Sub-Sub-Adviser) for the execution of trades on behalf of the Fund.
SECTION 3. Execution, Dealing and Research. In selecting brokers to make purchases and sales for the Fund, the Sub-Sub-Adviser will choose those brokers who provide best execution to the Fund in compliance with Barings Global Best Execution Policy and the Fund’s execution policies. The Sub-Sub-Adviser may combine transactions for the Fund and transactions for the Sub-Sub-Adviser’s delegates, connected customers and/or other customers to the extent permitted by applicable law. In managing the assets of Fund, the Sub-Sub-Adviser may purchase certain research, statistical and other information and assistance from brokers on an execution only basis. All research obtained by the Sub-Sub-Adviser will be paid for by the Sub-Sub-Adviser and will be in accordance with the terms of the Barings Global Research and Corporate Access Policy and Procedures, applicable law and relevant Fund procedures.
SECTION 4. Non-Exclusive Agreement. The services of the Sub-Sub-Adviser under this Agreement are not exclusive, and the Sub-Sub-Adviser and any of its affiliates or related persons shall be free to render similar services or other services to others. Without limiting the generality of the foregoing, the Sub-Sub-Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Sub-Adviser or a Fund or may involve substantial time and resources from the Sub-Sub-Adviser.
SECTION 5. Fee. As compensation for the services described in Section 1, the Sub-Adviser shall pay to the Sub-Sub-Adviser a portion of the sub-advisory fees it receives from the Adviser, in an amount in U.S. dollars as set forth in Schedule A to this Agreement, as it may be amended from time to time (the “Fee”). Such Fee shall be paid to the Sub-Sub-Adviser within ten business days after the end of each calendar month. To the extent that the sub-advisory fee payable to the Sub-Adviser by the Adviser is decreased, the Fee will be proportionately decreased.
For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.
SECTION 6. Expenses. The Sub-Sub-Adviser shall be responsible for the costs and expenses associated with the provision of the services contemplated herein; provided, however, that the Fund shall be responsible for the cost associated with the purchase or sale of any security or investment contract or other instrument for the Fund’s portfolio and the fees, expenses and costs associated with all other aspects of the Fund’s operations.
SECTION 7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Sub-Sub-Adviser or any of its officers, directors or employees, the Sub-Sub-Adviser shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or investment contract or other instrument for the Fund’s portfolio.

SECTION 8. Term and Approval. (a) This Agreement shall become effective upon approval by the Board, including a majority of Disinterested Trustees, and shall remain in full force for the two-year period from the effective date unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually by the Board, including a majority of the Disinterested Trustees.
(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act). This Agreement may be terminated at any time without the payment of any penalty by the Trust, the Sub-Adviser or the Sub-Sub-Adviser on sixty (60) days written notice to the other parties. The Trust may effect termination at any time with respect to the Fund by action of the Board or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, accompanied by appropriate notice, or, by written notice with immediate effect, if the Adviser or the Board determines for any reason that such termination is necessary for the protection of the Fund, including without limitation a determination by the Adviser or the Board that there is a breach of an obligation or duty under this Agreement.
(c) This Agreement shall terminate automatically and immediately upon termination of the Investment Sub-Advisory Agreement between the Sub-Adviser and the Trust.
(d) Termination of this Agreement shall not affect the right of the Sub-Sub-Adviser to receive payment on any unpaid balance of the compensation described in Section 5 above earned prior to such termination.
SECTION 9. Representations and Warranties. (a) The Sub-Sub-Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Sub-Sub-Adviser agrees to maintain effective all material registration, authorizations and licenses required for the performance of its duties hereunder, as the case may be, until the termination of this Agreement.
(b) The Sub-Sub-Adviser represents that it is also regulated by the Financial Conduct Authority of the United Kingdom (“FCA”) in the conduct of its investment business. The Sub-Sub-Adviser has in operation written procedures in accordance with the rules, evidential provisions and guidance made by the FCA under the Financial Services and Markets Act 2000 (as set out in the FCA Handbook and any directly applicable European Union financial services legislation or rules applicable to the Sub-Sub-Adviser) (“FCA Rules”) for the effective consideration and proper handling of complaints from customers. Any complaint by the Sub-Adviser, the Trust or any Fund should be sent to the Chief Compliance Officer of the Sub-Sub-Adviser.
(c) The Sub-Sub-Adviser is required by the FCA Rules to make certain disclosures and seek certain consents in its terms of business with its clients. These have been provided to the Sub-Adviser as applicable. The acceptance by the Sub-Sub-Adviser of its appointment and performance of its obligations hereunder is expressly conditioned upon the ongoing acceptance by the Sub-Adviser of such disclosures.
SECTION 10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder shall not thereby be affected.
SECTION 11. Notices. Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and, if other than routine business correspondence, delivered by (i) confirmed facsimile, (ii) registered or certified mail or United States Postal Service Express Mail, (iii) a nationally recognized overnight courier, (iv) hand, or (v) e-mail (so long as a receipt for such e-mail is requested and received). Such writing shall be addressed to a party as set forth below, or to such other address as a party may from time to time designate in any notice. Any notice given hereunder shall be effective upon receipt.
If to the Sub-Adviser:
Barings LLC
300 S. Tryon Street, Suite 2500
Charlotte, NC 28202

Attention: Jill Dinerman
Email: jill.dinerman@barings.com
With a copy to:
Email: corporatesecretary@barings.com
If to the Sub-Sub-Adviser:
Baring International Investment Limited
20 Old Bailey
London EC4M 7BF
Attention: Nicholas Evans
Email: nicholas.evans@barings.com
With a copy to:
Email: BaringslegalEurope@barings.com
SECTION 12. Disclaimer. The Sub-Sub-Adviser acknowledges and agrees that (i) this Agreement has been executed by officers of the Sub-Adviser in their capacity as officers, and not individually, (ii) the shareholders, trustees, officers, employees and other agents of the Sub-Adviser shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.
SECTION 13. Amendments. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law and the prior written approval of the Adviser and the Board.
SECTION 14. Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the Commonwealth of Massachusetts applicable to contracts made and to be performed in that state.
SECTION 15. Force Majeure. The Sub-Sub-Adviser shall not be liable for the nonperformance of its obligations hereunder by reason of any cause beyond its reasonable control, including, but not limited to, any breakdown or failure of transmission or communication or computer facilities, postal or other strikes or similar industrial action, and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations.
SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
[Remainder of page intentionally left blank]

SIGNATURE PAGE
IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as a deed the day and year first above written.
EXECUTED and DELIVERED as a DEED by
BARINGS LLC
acting by:
By:
/s/ David Mihalick

Name:
David Mihalick

Title:
Managing Director

EXECUTED and DELIVERED as a DEED by
BARING INTERNATIONAL INVESTMENT LIMITED
acting by:
By:
/s/ Omotunde Lawal

Name:
Omotunde Lawal

Title:
Managing Director

Schedule A
Fee
As compensation for the services rendered by the Sub-Sub-Adviser, the Sub-Adviser will pay to the Sub-Sub-Adviser a portion of the sub-advisory fee it receives from the Adviser, in an amount in U.S. dollars equal to the following percentage of such sub-advisory fee with respect to the Fund:       %.

Appendix D
Shares Outstanding
For each class of MML Inflation-Protected and Income’s shares, the number of shares outstanding as of June 18, 2021 was as follows:
MML Inflation-Protected and Income	Number of Shares Outstanding and Entitled to Vote Per Class
Initial Class	25,183,176.369
Service Class	4,159,808.446
Total	29,342,984.815
Ownership of Shares
As of June 18, 2021, MassMutual, C.M. Life, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund owned of record all of the outstanding shares of MML Inflation-Protected and Income.

D-1

Appendix E
Shares Outstanding
For each class of MML Managed Bond’s shares, the number of shares outstanding as of June 18, 2021 was as follows:
MML Managed Bond	Number of Shares Outstanding and Entitled to Vote Per Class
Initial Class	54,616,179.621
Service Class	19,550,069.828
Total	74,166,249.449
Ownership of Shares
As of June 18, 2021, MassMutual, MML Bay State, C.M. Life, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund owned of record all of the outstanding shares of MML Managed Bond.

E-1

Appendix F
Shares Outstanding
For each class of MML Short-Duration Bond’s shares, the number of shares outstanding as of June 18, 2021 was as follows:
MML Short-Duration Bond	Number of Shares Outstanding and Entitled to Vote Per Class
Class II	14,280,715.226
Service Class I	3,964,175.138
Total	18,244,890.364
Ownership of Shares
As of June 18, 2021, MassMutual, C.M. Life, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund owned of record all of the outstanding shares of MML Short-Duration Bond.

F-1